                                                              Exhibit 4.3
                         [FACE OF CERTIFICATE OF STOCK]


         NUMBER                                            SHARES

                                             THIS CERTIFICATE IS TRANSFERABLE
                                                      IN NEW YORK, NY
    COMMON STOCK                                  AND RIDGEFIELD PARK, NJ

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 207142 10 0

                             CONEXANT SYSTEMS, INC.

THIS CERTIFIES THAT







IS THE OWNER OF



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Conexant Systems, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  [the words "CERTIFICATE OF STOCK" are superimposed over the foregoing text]

Dated:



  TREASURER                                                CHAIRMAN OF THE BOARD

         [CORPORATE SEAL OF CONEXANT SYSTEMS, INC. - 1996 - DELAWARE]


                         COUNTERSIGNED AND REGISTERED:

                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                          TRANSFER AGENT AND REGISTRAR


                        BY         AUTHORIZED SIGNATURE


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                       [REVERSE OF CERTIFICATE OF STOCK]
                             CONEXANT SYSTEMS, INC.

     The Corporation will furnish without charge to each shareowner who so requests, a copy of the provisions setting forth the voting powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and ChaseMellon Shareholder Services, L.L.C., dated as of November 30, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNF GIFT MIN ACT --_____________________ Custodian _____________________
                        (Cust)                          (Minor)

                   Under Uniform Gifts to Minors
                   Act__________________________
                              (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

                            ____________________________________________________
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15